Vanguard Energy Fund
Supplement Dated October 21, 2020, to the Prospectus and Summary Prospectus Dated May 29, 2020
Effective October 21, 2020, Vanguard Energy Fund’s primary benchmark has changed from the MSCI ACWI Energy Index to the MSCI ACWI Energy + Utilities Index. Returns for the new benchmark will be included in future prospectus updates.
Prospectus Text Changes
The fourth paragraph under the heading “Investment Advisors” on page 17 is replaced with the following:
The Fund pays Wellington Management a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of the advisor’s portion of the Fund relative to that of a splice of the MSCI ACWI Energy Index and the MSCI ACWI Energy + Utilities Index over the preceding 36-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.
  © 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.PS 051B 102020

Vanguard Specialized Funds

Supplement Dated October 21, 2020, to the Statement of Additional Information Dated May 29, 2020
Effective October 21, 2020, Vanguard Energy Fund’s primary benchmark has changed from the MSCI ACWI Energy Index to the MSCI ACWI Energy + Utilities Index.
  Statement of Additional Information Text Changes
In the Investment Advisory and Other Services section, the following replaces similar text in the first paragraph under the heading “II. Vanguard Energy Fund” on page B-44:
The Fund pays Wellington Management a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of the Wellington Management Portfolio relative to that of a splice of the MSCI ACWI Energy Index and the MSCI ACWI Energy + Utilities Index over the preceding 36-month period.
Within the same section, the following replaces similar text in the third paragraph under the heading “3. Description of Compensation” on page B-46:
The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Wellington Management Portfolio and generally each other account managed by the Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Wellington Management Portfolio is linked to the net pre-tax performance of the portion of the Wellington Management Portfolio compared to the MSCI ACWI Energy + Utilities Net Index over one-, three-, and five-year periods, with an emphasis on five-year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees. Prior to October 21, 2020, the Portfolio Manager’s incentive payment was linked to the net pre-tax performance of the MSCI ACWI Energy Net Index.
© 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 051B 102020